Exhibit 99

Bell Bringing Artifi atora Inc. cial Intelligence to Business OTC: ECGR May 6, 2024

DISCLAIMER This presentation (the “Presentation”) contains sensitive business and financial information. If is being delivered on behalf of Bellatora Inc. (the “Company”) by Sutter Securities Inc. (“SSI”). The sole purpose of this Presentation is to assist the recipient in deciding whether to proceed with a further inquiry of the Company. This Presentation does not purport to be all - inclusive or to necessarily contain all the information that a prospective investor may desire in evaluating a possible business transaction with the Company. By accepting this Presentation, the recipient agrees to keep confidential the information contained here in or made available in connection with any further inquiry of the Company. This Presentation may not be photocopied reproduced, or distributed to others at any time, without the prior written consent of SSI. Upon request, the recipient will promptly return all materials received from the company or SSI, including this Presentation, without retaining any copies thereof, all in accordance with the confidentiality agreement. This Presentation has been prepared for informational purposes relating to this transaction only upon the express understanding that it will be used only for the purposes set for above. Neither the Company nor SSI makes any express or implied representation or warranty as to the accuracy or completeness of the information contained in or made available in connection with any further investigation of the Company. Each of the Company and SSI expressly disclaims any and all liability, which may be based on such information, errors, or omissions there from, the recipient she be entitled to rely solely on the representations and warranties made to it in any definitive agreement and due diligence that the recipient conducts Furnishing this Presentation, neither of the company nor SSI undertakes any obligation to provide the recipient with access to any additional information. This presentation cell, neither be deemed an indication of the state - of - affairs of the company, nor constitute an indication that there has not been any change in the company or affairs of the company since the date of nor an indication that SSI has performed any due diligence on the company or it’s affairs This Presentation does not constitute an offer to sell or solicitation of an offer to buy securities in any jurisdiction, where, or any person to whom, it is unlawful to make such an offer or solicitation in such jurisdiction. Investments in private placements may be a liquid highly speculative, and you may lose your entire investment. This Presentation includes forward - looking statements and certain statements, estimates and projections with respect to the anticipated future performance of the Company. Such statements, estimates and projections are based on significant assumptions and subjective judgment concerning anticipated results. These assumptions and judgments are inherently subject to risks, variability, and contingencies, many of which are beyond the Company’s control. We based these looking statements, estimates and projections, on our expectations and projections about future events, which we derive from the information currently available to us. Such forward - looking statements relate to the future events, or our future performance, including; our financial performance and projections; our growth and revenue and earning; and our business, prospects and opportunities. In evaluating these forward - looking statements, you should consider these consider various factors. including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward - looking statement. Forward - looking statements are only predictions. The forward - looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss. These assumptions and judgments may or may not prove to be correct and there can be no assurance that any projected results are obtainable or will be realized. Actual results likely will vary from those projected, and such variations may be material. In addition, this Presentation does not describe certain risks associated with the Company’s business. All communications or inquires relating to the Company or this Presentation should be directed to the representative of SSI. No personnel at the Company may be contacted directly unless expressly permitted by SSI. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

DISCLOSURE Sutter Securities, Inc. is registered with the Securities and Exchange Commission (SEC) as a broker - dealer and is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Brokerage and investment advisory services and fees differ, and it is important for you to understand these differences. Free and simple tools are available to research firms and financial professionals at Investor.gov/CRS, which also provides educational materials about broker - dealers, investment advisers, and investing. When we provide you with a recommendation, we have to act in your best interest and not put our interest ahead of yours. At the same time, the way we make money creates a conflict with your interests. Please strive to understand and ask us about these conflicts because they can affect the recommendations, we provide you. There are many risks involved with investing. For Sutter Securities, Inc. customers and clients, please see our Regulation Best Interest Relationship Guide on the Form CRS Reg BI page on our website at https://suttersecurities.com/disclosures/form - crs - reg - bi/. For FlashFunders visitors, you may review the Form CRS of Sutter Securities, Inc. under the Form CRS section. Please also carefully review and verify the accuracy of the information you provide us on account applications, subscription documents and others. Cautionary Statement Concerning Forward Looking Statements This Presentation contains forward - looking statements. within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this Presentation regarding the Company’s strategy, future events, future operations, future financial position, prospects, plans, objectives of management and expected market growth, among others, are forward - looking statements. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “predict”, “project”, “would”, “will”, “should”, “could”, “objective”, “target”, “ongoing”, ”contemplate”, “potential” or “continue” or the negative of these terms and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words. These forward - looking statements include, without limitation, statements about the future growth of the markets the Company operates in; the Company’s future financial performance; and the Company’s growth strategy. These forward - looking statements are subject to several risks, uncertainties and assumptions, including those described in the “Risk Factors” section starting on page 13 of the Company’s Investor Package Dated January 2, 2024 that accompanies this Presentation (the “Investor Package”). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statement that the Company may make. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this Presentation may not occur and actual results may differ materially and adversely from those anticipated or implied in the forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward - looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur. Moreover, except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward - looking statements. The Company undertakes no obligation to update publicly any forward - looking statements for any reason after the date of this Presentation to conform these statements to actual results or to changes in the Company's expectations. You should read this Presentation and the information contained in the Investor Package with the understanding that the Company’s actual future results, levels of activity, performance and events and circumstances may be materially different from what the Company expects. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

The Problem Although Data Science, Machine Learning, and Artificial Intelligence have been around for several years, ChatGPT brought unexpected awareness to it and businesses suddenly want it. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss. Businesses want to implement AI solutions, but they don’t have the technical resources to adopt AI and experienced resources are hard to find . Artificial Intelligence requires GPU based resources that are fundamentally different than what traditional IT departments are familiar with. AI is highly dependent on open - source technologies and businesses historically avoid open - source. Education and training is critical to long term success with any new technology and AI requires more training than most technologies.

6 Pillars of the Business There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

Using our experience to help clients chart their direction and keep them on course . Providing skilled resources to fill important roles on our client’s team to make them successful. Leading the project and providing all resources necessary to ensure a successful AI implementation. Our management team has decades experience in technical consulting and growing a consulting organization. AI has unique challenges that not found in traditional IT consulting. Our AI consulting services work hand in hand with our other services to provide the best possible value for our clients. Our goal is to develop long term relationships with companies of every size. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

Model Training & Fine Tuning Clients can rent NVIDIA based GPU resources on an hourly, daily, or weekly basis for hyperparameter optimization, training and fine - tuning. Clients can host their AI applications on our expertly managed Infrastructure optimized for inference and their AI pipeline . Inference hosting combines CPU and GPU resources with production level service agreements . Hybrid Inference Hosting One of the biggest challenges to completing an AI project is a lack the GPU based infrastructure necessary to training and fine - tune AI models. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss. Kinetic Cloud hosting provides a scalable GPU cloud hosting service for model training and fine - tuning along with hybrid hosting for completed AI applications. GPU cloud hosting is in high demand and unlike consulting, marketing the GPU cloud hosting using traditional marketing is very straightforward,

Fully Customized Training AI is a wide - ranging set of technologies so customize our training to the needs of the client. Free Training Providing free educational resources is an important tool for marketing and building goodwill with developers. Education and training not only provides a valuable service to our clients but is also is a core part of our marketing and sales process . There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss. Our training and educational services focus on critical data science, machine learning, infrastructure and AI topics. In addition to customized onsite training, we provide free training via social media platforms like YouTube and the Kinetic Seas Business AI podcast and Kinetic Guides .

Kinetic Email is a free open - source python library for enabling email for Artificial Intelligence, Data Science, and Machine Learning and vector embedding. Kinetic PDF is a free open - source python and C++ library for extracting text, images, and forms from Adobe Acrobat files. It also allows developers to pre - fill PDF forms with data based on their needs. Kinetic Forms allows developers to insert data into relational databases based on plain text processed by their AI model of choice. Participating in the AI open - source community is vital to being part of the AI ecosystem. We have developed, and will continue for develop, open - source projects that help the AI community move forward. Our open - source projects provide the glue that helps developers create effective AI pipelines. Currently we focus on libraries that help with workflow management but will continue to develop libraries based on where the sea takes us. Kinetic libraries are a fundamental part of our sales and marketing strategy. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

Kinetic Mail is a fully managed, AI enabled, email service that allows AI models to receive, process, and send email. Document Vectors is a full managed vector database for our clients. In addition to providing similarity search capabilities, it also supports fact - checking and citing sources. We provide long term PaaS services for clients that need fully managed infrastructure hosting using either our equipment or equipment collocated with us. 01 Kinetic Mail 02 PDF Docs 03 Document Vectors 04 Platform as a Service PDF Docs originally was a proof of concept to demonstrate the capabilities of our open - source libraries to receive, process, and prefill Adobe Acrobat documents. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss. Our Software and Platform as a Service (SaaS/PaaS) hosting provides fully managed AI enabled software services to our clients . Providing SaaS and PaaS services provide an important resource for our clients allowing them to focus on their own AI development without worrying about implementing software that is not part of their core projects.

Consulting API Development Hosting AI Pipelines We provide the products and services in the AI ecosystem that most AI startups miss. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss. Our partnership and incubation program is modeled after the program offered by NVIDIA. Instead of investing capital in our partner companies, we provide priority access and support of the capabilities we provide to clients. We are the bridge between exciting AI products and their implementation.

Team Edward Honour has over 30 years experience as a technology leader with the last 10 years focusing on data science infrastructure and applications. He is the author of 2 books on Oracle database technologies and has been training and mentoring developers throughout his career. He has been a consultant for the Department of Energy’s Argonne National Laboratory since 2013 and has won several awards for his work in data science, machine learning and AI technologies. In 2020, his team won the prestigious R&D 100 award for an AI based threat predication application developed for the Department of Homeland Security. He co - founded Kinetic Seas in 2021 to build open - source data science, machine learning, and generative AI applications. When ChatGPT was released in November 2022 he began the process of turning Kinetic Seas into a commercial venture from an open - source only operation. CEO Edward Honour There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

Jeff Lozinski Chief Operating Officer Joseph Lehman Chief Technology Officer Joe has over 20 years experience in database development with the last 5 years in data science, machine learning, and generative AI. Team Our management team are co - founders of Kinetic Seas and have worked together on several projects over the last 10 years. Mr. Lozinski brings wide ranging experience in marketing and brand development and Mr. Lehman is a highly experience developer and project manager who has developed large systems from the ground up. Jeff has over 30 years experience in brand development and B2B sales and marketing. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

RISK FACTORS This presentation (the “Presentation”) contains sensitive business and financial information. If is being delivered on behalf of Bellatora Inc. (the “Company”) by Sutter Securities Inc. (“SSI”). The sole purpose of this Presentation is to assist the recipient in deciding whether to proceed with a further inquiry of the Company. This Presentation does not purport to be all - inclusive or to necessarily contain all the information that a prospective investor may desire in evaluating a possible business transaction with the Company. By accepting this Presentation, the recipient agrees to keep confidential the information contained here in or made available in connection with any further inquiry of the Company. This Presentation may not be photocopied reproduced, or distributed to others at any time, without the prior written consent of SSI. Upon request, the recipient will promptly return all materials received from the company or SSI, including this Presentation, without retaining any copies thereof, all in accordance with the confidentiality agreement. This Presentation has been prepared for informational purposes relating to this transaction only upon the express understanding that it will be used only for the purposes set for above. Neither the Company nor SSI makes any express or implied representation or warranty as to the accuracy or completeness of the information contained in or made available in connection with any further investigation of the Company. Each of the Company and SSI expressly disclaims any and all liability, which may be based on such information, errors, or omissions there from, the recipient she be entitled to rely solely on the representations and warranties made to it in any definitive agreement and due diligence that the recipient conducts Furnishing this Presentation, neither of the company nor SSI undertakes any obligation to provide the recipient with access to any additional information. This presentation cell, neither be deemed an indication of the state - of - affairs of the company, nor constitute an indication that there has not been any change in the company or affairs of the company since the date of nor an indication that SSI has performed any due diligence on the company or it’s affairs This Presentation does not constitute an offer to sell or solicitation of an offer to buy securities in any jurisdiction, where, or any person to whom, it is unlawful to make such an offer or solicitation in such jurisdiction. Investments in private placements may be a liquid highly speculative, and you may lose your entire investment. This Presentation includes forward - looking statements and certain statements, estimates and projections with respect to the anticipated future performance of the Company. Such statements, estimates and projections are based on significant assumptions and subjective judgment concerning anticipated results. These assumptions and judgments are inherently subject to risks, variability, and contingencies, many of which are beyond the Company’s control. We based these looking statements, estimates and projections, on our expectations and projections about future events, which we derive from the information currently available to us. Such forward - looking statements relate to the future events, or our future performance, including; our financial performance and projections; our growth and revenue and earning; and our business, prospects and opportunities. In evaluating these forward - looking statements, you should consider these consider various factors. including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward - looking statement. Forward - looking statements are only predictions. The forward - looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss. These assumptions and judgments may or may not prove to be correct and there can be no assurance that any projected results are obtainable or will be realized. Actual results likely will vary from those projected, and such variations may be material. In addition, this Presentation does not describe certain risks associated with the Company’s business. All communications or inquires relating to the Company or this Presentation should be directed to the representative of SSI. No personnel at the Company may be contacted directly unless expressly permitted by SSI. There is no guarantee that any specific outcome will be achieved. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is risk of total loss.

Tha nk Y o u For more information contact: Sutter Securities Michael R. Jacks Head of Private Equity Mike. Jacks@sutterus. com Office: 415 - 352 - 6318 Mobile: 415 - 377 - 0960 Suttersecurites.com Bellatora Inc. 1501 E. Woodfield Rd. Suite 114 E Schaumburg, IL 60173